Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies that the Quarterly Report on Form 10-Q for the period ended July 31, 2009 of Universal Infotainment Systems Corporation (the "Company") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 Universal Infotainment Systems Corporation

Dated: 10/16/09                  By: /s/ James Clark Beattie
                                 ----------------------------------------------
                                 James Clark Beattie
                                 Chief Executive Officer/Chief Financial Officer


     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Flurida Group, Inc. and will be retained by Flurida Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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